BAIRD ADJUSTABLE
                                RATE INCOME FUND

                                   SEMIANNUAL
                                     REPORT

                                 March 31, 1998

                                 (BAIRD LOGO)

BAIRD ADJUSTABLE RATE INCOME FUND
SEMIANNUAL REPORT                                      May 27, 1998

DEAR FELLOW SHAREHOLDER:

  The bond markets have been remarkably stable thus far in 1998, with yields kept within narrow trading ranges by two powerful, opposing forces. One force, tending to push yields higher, is the strong U.S. economy. The second force, tending to push yields lower, is the financial crisis in Asia. The Federal Reserve is very concerned that "persistent strength in demand," at a time when labor markets are unusually tight, will eventually result in a higher rate of inflation. If it were not for the Asian crisis, the Fed would probably have tightened its monetary policy stance during the early months of this year.

  Asia is a serious concern for the Fed, because turmoil in such nations as Indonesia, Thailand and South Korea could, if unchecked, precipitate serious recessions in countries throughout the region, including Japan. Federal Reserve officials are reluctant to do anything that might make matters worse in those markets and economies. Consequently they have kept the funds rate unchanged for over a year. But unless the U.S. economy slows in the months ahead, the Fed may have no choice but to abandon this neutral stance in favor of a tighter policy.

  The NAV of the Baird Adjustable Rate Income Fund (the Fund) has reflected the relative stability of the bond market. It has fluctuated within a narrow range of $8.73 to $8.77 thus far in 1998.

  At March 31, 1998, the Fund had total net assets of $21,759,466, a decrease of $2,721,672 or 11.1% from September 30, 1997. As a result of continuing redemptions, which has resulted in a smaller asset base, the expense ratio increased to 30 basis points, a 20% increase from the 25 basis points ratio during most of 1997. That ratio is expected to continue to increase as further redemptions occur and reduce the asset base over which fixed costs are spread.

Sincerely,

         /s/ Marcus C. Low, Jr.           /s/ Glen F. Hackmann

         Marcus C. Low, Jr.               Glen F. Hackmann
         President                        Chairman
                                          Investment Committee

BAIRD ADJUSTABLE RATE INCOME FUND

STATEMENT OF NET ASSETS
March 31, 1998 (Unaudited)


  Principal                                                             Amortized                Quoted
   Amount                                                                Cost               Market Value
 ---------                                                            ----------            ------------

LONG-TERM INVESTMENTS 98.5% (A)<F1>
               COLLATERALIZED MORTGAGE OBLIGATIONS -- 98.5% (B)<F2>
$ 2,954,317    FNMA 93-101FA, 5.837%, due 06/25/08,
                 (indexed to COFI plus 85bp subject to 10% cap)     $  2,949,753          $  2,874,920
  4,111,173    FNMA 93-107F, 5.837%, due 06/25/08,
                 (indexed to COFI plus 85bp subject to 10% cap)        3,796,039             4,003,256
  5,000,000    FNMA 93-127FA, 4.820%, due 10/25/21,
                 (indexed to T10Y minus 75bp subject to 9.50% cap)     4,991,514             4,800,000
  5,000,000    FNMA 92-33FPAC, 5.120%, due 03/25/22,
                 (indexed to T10Y minus 45bp subject to 10% cap)       5,008,694             4,846,875
    265,799    FHLMC 1433FD, 6.287%, due 11/15/22,
                 (indexed to COFI plus 130bp subject to 10.50% cap)      265,857               260,234
  5,000,000    FHLMC G10I, 4.950%, due 05/23/23,
                 (indexed to T10Y minus 55bp subject to 9.50% cap)     4,986,441             4,656,250
                                                                     -----------            ----------
               Total long-term investments                            21,998,298            21,441,535

SHORT-TERM INVESTMENTS 1.7% (A)<F1>
               REPURCHASE AGREEMENTS -- 1.7%
    361,000    Firstar Bank Milwaukee Repurchase Agreement,
                 3.75%, dated 03/31/98, maturing 04/01/98
                 (secured by $356,000 U.S. Treasury Note,
                 6.50%, due 04/30/99)                                    361,000               361,000
                                                                     -----------            ----------
               Total short-term investments                              361,000               361,000
                                                                     -----------            ----------
               Total investments                                     $22,359,298            21,802,535
                                                                     -----------
                                                                     -----------
               Liabilities, less cash and
                 receivables (0.2%) (A)<F1>                                                   (43,069)
                                                                                            ----------
               Net Assets                                                                  $21,759,466
                                                                                            ----------
                                                                                            ----------
               Net Asset Value Per Share
                 ($0.01 par value, 300,000,000
                 shares authorized), redemption
                 price ($21,759,466 / 2,483,674
                 shares outstanding)                                                       $      8.76
                                                                                            ----------
                                                                                            ----------

    (a)<F1>Percentages for the various classifications relate to net assets.
    (b)<F2>The coupon rate shown on adjustable rate securities represents the rate at period end.
          All coupon rates reset monthly.
        COFI   = Cost of Funds Index
        T10Y   = 10 Year Treasury
          bp   = basis points
       FHLMC   = Federal Home Loan Mortgage Corp.
        FNMA   = Federal National Mortgage Association

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Period Ending March 31, 1998 (Unaudited)

INCOME:
  Interest                                                $648,102
                                                          --------
           Total income                                    648,102
                                                          --------
EXPENSES:
  Management fees                                           55,382
  Professional fees                                         15,823
  Administrative services                                   10,525
  Transfer agent fees                                        6,031
  Board of Directors fees                                    5,200
  Custodian fees                                             4,005
  Printing and postage expense                               1,763
  Other expenses                                             3,661
                                                          --------
     Total expenses before management fee waiver
        and reimbursement                                  102,390
  Less reimbursement and fee waived by adviser             (69,161)
                                                          --------
     Net expenses                                           33,229
                                                          --------
NET INVESTMENT INCOME                                      614,873
                                                          --------
NET REALIZED LOSS ON INVESTMENTS                           (77,500)

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS      75,592
                                                          --------
NET LOSS ON INVESTMENTS                                     (1,908)
                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 612,965
                                                          --------
                                                          --------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 1998 (Unaudited) and For the Year Ended September 30, 1997

                                                          1998         1997
                                                    -----------  -----------
OPERATIONS:
   Net investment income                              $ 614,873   $1,770,920
   Net realized loss on investments                    (77,500)    (884,829)
   Net increase in unrealized appreciation
     on investments                                      75,592    1,293,219
                                                    -----------  -----------
          Net increase in net assets
            resulting from operations                   612,965    2,179,310
                                                    -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income
     ($0.24 and $0.51 per share, respectively)        (614,873)  (1,770,920)
                                                    -----------  -----------
FUND SHARE ACTIVITIES:
   Cost of shares redeemed (311,074 and
     2,602,800 shares, respectively)                (2,719,764) (22,694,642)
                                                    -----------  -----------
          Net decrease in net assets
            derived from Fund share activities      (2,719,764) (22,694,642)
                                                    -----------  -----------
          TOTAL DECREASE                            (2,721,672) (22,286,252)
NET ASSETS AT THE BEGINNING OF THE PERIOD            24,481,138   46,767,390
                                                    -----------  -----------
NET ASSETS AT THE END OF THE PERIOD                 $21,759,466  $24,481,138
                                                    -----------  -----------
                                                    -----------  -----------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)


                                     (Unaudited)                                                              For The Year From
                                    For The Period                                                             October 1, 1992*<F3>
                                   Ended March 31,            For The Years Ended September 30,                to September 30,
                                                      ------------------------------------------------------
                                         1998            1997           1996           1995           1994           1993
                                    --------------    ---------      ----------      --------      ---------    --------------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period                               $ 8.76          $ 8.66       $  8.60          $ 9.07         $ 9.95        $ 10.00
Income from investment
  operations:
     Net investment income               0.24            0.51          0.50            0.59           0.47           0.46
     Net realized and unrealized
       gain (loss) on investments        0.00            0.10          0.06            0.14         (0.88)         (0.05)
                                      -------         -------       -------         -------        -------        -------
Total from investment operations         0.24            0.61          0.56            0.73         (0.41)           0.41
Capital contribution from
       Robert W. Baird & Co.
       Incorporated                        --              --            --            0.39             --             --
Less distributions:
     Dividends from net
       investment income               (0.24)          (0.51)        (0.50)          (0.59)         (0.47)         (0.46)
     Distribution from net
       realized gains                      --              --            --              --         (0.00)             --
     Return of capital distribution        --              --            --          (1.00)             --             --
                                      -------         -------       -------         -------        -------        -------
Total from distributions               (0.24)          (0.51)        (0.50)          (1.59)         (0.47)         (0.46)
                                      -------         -------       -------         -------        -------        -------
Net asset value, end of period     $     8.76      $     8.76    $     8.66      $     8.60     $     9.07     $     9.95
                                      -------         -------       -------         -------        -------        -------
                                      -------         -------       -------         -------        -------        -------
TOTAL INVESTMENT
RETURN****<F8>                          2.8%+<F4>        7.2%          6.7%           12.8%         (4.3%)           4.2%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period
       (in 000's $)                    21,759          24,481        46,767          89,805        167,419        142,287
     Ratio of expenses
       (after waiver
       and/or reimbursement)
       to average net assets**<F6>      0.30%++<F5>     0.31%         0.25%           0.29%          0.51%          0.38%
     Ratio of net investment
       income to average
       net assets***<F7>                5.55%++<F5>     5.86%         5.85%           6.37%          4.82%          4.31%
     Portfolio turnover rate             0.0%            0.0%          0.0%            3.6%         143.8%          79.4%

    *<F3> Commencement of Operations.
    +<F4> Not Annualized.
    ++<F5>Annualized.
    **<F6>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 0.92%++<F5>, 0.81%, 0.75%, 0.72%, 0.95% and 1.07%, respectively, for the period ended March 31, 1998 and for the years ended September 30, 1997, 1996, 1995, 1994 and 1993.
    ***<F7>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the period ended March 31, 1998 and for the years ended September 30, 1997, 1996, 1995, 1994 and 1993 would have been 4.93%++<F5>, 5.35%, 5.35%, 5.94%, 4.38% and 3.62%, respectively.
    ****<F8>Total return does not include the sales load which existed when the
Fund was open to new investments. The total return for the year ended September
30, 1995 is computed after giving effect to the capital contribution from Robert
W. Baird & Co. Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended September
30, 1995.



The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998 (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (the "Fund"), a portfolio of The Baird Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and the Fund commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 2, the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values.

(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.

     Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Effective January 13, 1995, Robert W. Baird &Co. Incorporated ("RWB") and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement ("Agreement") resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.

(b) Premiums and discounts on Collateralized Mortgage Obligations in the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the schedule of investments, are the same for Federal income tax purposes.

(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.

(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605, $1,062,523 and $2,241,604 of net capital losses which expire September 30, 2003, 2004 and 2005 respectively, that may be used to offset capital gains in future years to the extent provided by tax regulations.

(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

(f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with RWB, with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. In accordance with the terms of the Agreement with shareholders dated January 13, 1995, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995. For the period ended March 31, 1998, RWB waived $55,382 of management fees.

  During the period ended March 31, 1998, the Company was advised that the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.

  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was not paid for the period ended March 31, 1998.

(4) INVESTMENT TRANSACTIONS -- For the period ended March 31, 1998, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $- 0 - and $1,922,500, respectively.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -- As of March 31, 1998, liabilities of the Fund included the following:

      Dividends payable                            $   97,336
      Redemptions payable                               9,450
      Other liabilities                                 2,626

(6) SOURCES OF NET ASSETS -- As of March 31, 1998, the sources of net assets were as follows:

      Fund shares issued and outstanding           $33,919,461
      Net unrealized depreciation on investments      (556,763)
      Accumulated net realized loss on investments (11,603,232)
                                                   -----------
                                                   $21,759,466
                                                   -----------
                                                   -----------

  Aggregate net unrealized depreciation as of March 31, 1998, consisted of the following:

      Aggregate gross unrealized appreciation      $  207,217
      Aggregate gross unrealized depreciation        (763,980)
                                                   -----------
      Net unrealized depreciation                  $ (556,763)
                                                   -----------
                                                   -----------



                                  (BAIRD LOGO)
                          A NORTHWESTERN MUTUAL COMPANY

                       Robert W. Baird & Co. Incorporated
                  777 E. Wisconsin Avenue, Milwaukee, WI 53202
                  Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
                   (c)1998 Robert W. Baird & Co. Incorporated